EXHIBIT 1
                                                                       ---------


                                    AGREEMENT


      Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Gadzoox Networks, Inc.

      EXECUTED this 31st day of January, 2000.


NEW ENTERPRISE ASSOCIATES VIII, L.P.

By:   NEA PARTNERS VIII, L.P.

      By:            *
          -------------------------
          Charles W. Newhall III
          General Partner


NEA PARTNERS VIII, L.P.

      By:            *
          -------------------------
          Charles W. Newhall III
          General Partner


NEW ENTERPRISE ASSOCIATES VI, L.P.

By:   NEA PARTNERS VI, L.P.

      By:            *
          -------------------------
          Charles W. Newhall III
          General Partner


NEA PARTNERS VI, L.P.

      By:            *
          -------------------------
          Charles W. Newhall III
          General Partner


NEA PRESIDENTS' FUND, L.P.

By:   NEA GENERAL PARTNERS, L.P.

      By:            *
          -------------------------
          Charles W. Newhall III
          General Partner

NEA GENERAL PARTNERS, L.P.

      By:            *
          -------------------------
          Charles W. Newhall III
          General Partner


               *
-----------------------------------
Peter J. Barris


               *
-----------------------------------
Ronald Kase


               *
-----------------------------------
C. Richard Kramlich


               *
-----------------------------------
Arthur J. Marks


               *
-----------------------------------
Thomas C. McConnell


               *
-----------------------------------
John M. Nehra


               *
-----------------------------------
Charles W. Newhall III


                                        *By: /s/ Nancy L. Dorman
                                             ----------------------------------
                                             Nancy L. Dorman, in her individual
                                             capacity and as Attorney-in-Fact

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This Agreement was executed by Nancy L. Dorman pursuant to Powers of Attorney filed with the Securities and Exchange Commission on February 13, 1992 in connection with a Schedule 13G for Advanced Interventional Systems, Inc. and on February 13, 1995 in connection with a Schedule 13G for Acuity Imaging, Inc, which Powers of Attorney are incorporated herein by reference and copies of which are attached hereto as Exhibit 2.